SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                              February 5, 2004
_____________________________________________________________________________
                   (Date of earliest event reported)


                          ESB Financial Corporation
_____________________________________________________________________________
              (Exact name of registrant as specified in its charter)


Pennsylvania                           0-19345                     25-1659846
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)


600 Lawrence Avenue
Ellwood City, Pennsylvania                                            16117
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


                               (724) 758-5584
_____________________________________________________________________________
           (Registrant's telephone number, including area code)


                               Not Applicable
_____________________________________________________________________________
       (Former name, former address and former fiscal year, if changed since last report)



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           __________________________________________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibit is included with this Report:

      Exhibit No.         Description
      ___________         ___________

      99.1                Press Release, dated February 5, 2004


Item 12.   Results of Operations and Financial Condition
           _____________________________________________

      On February 5, 2004, ESB Financial Corporation issued a press release announcing its results of operations for the quarter and year ended December 31, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.




















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ESB Financial Corporation


                               By: /s/ Charlotte A. Zuschlag
                                   ____________________________________________
                                   Name:  Charlotte A. Zuschlag
                                   Title: President and Chief Executive Officer
                                          (Principal Executive Officer)

Date: February 5, 2004

















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